UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 1, 2010
Date of Report (Date of earliest event reported)

American Standard Energy Corp.
(Exact name of Registrant as specified in its charter)

Delaware	333-132948	20-2791397
(State or other jurisdiction Identification No.)	(Commission File Number)	(IRS Employer Identification No.)

60 East Rio Salado Parkway, Suite 900
Tempe, Arizona 85281
(Address of principal executive offices) (Zip Code)

(480) 366-5818
(Registrant’s telephone number, including area code)

 (Former Address, if changed since last report)

Copies to:
Kristina L. Trauger, Esq.
Gary S. Eaton, Esq.
Anslow & Jaclin, LLP
195 Route 9 South, Suite 204
Manalapan, New Jersey 07726
(732) 409-1212

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐         Soliciting material pursuant to Rule I4a-12 under the Exchange Act (17CFR240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into Material Definitive Agreement

On December 1, 2010, American Standard Energy Corp., (the “Company”) entered into a Purchase of Partial Leaseholds Agreement (the “Agreement”) with Geronimo Holding Corporation (“Geronimo”). Pursuant to the Agreement, the Company purchased certain mineral rights leaseholds (the “Mineral Rights”) held on properties as described in Exhibit A to the Agreement. In consideration for the Mineral Rights the Company paid Geronimo $500,000 and issued 1,200,000 shares of common stock, $0.001 par value per share (the “Common Stock”).

 Item 3.02 Unregistered Sales of Equity Securities

Pursuant to the Agreement, on December 1, 2010, we issued 1,200,000 shares of our Common Stock to Geronimo in exchange for the Mineral Rights.

Such securities were not registered under the Securities Act of 1933.  The issuance of these shares was exempt from registration, pursuant to Section 4(2) of the Securities Act of 1933.  These securities qualified for exemption under Section 4(2) of the Securities Act of 1933 since the issuance securities by us did not involve a public offering. The offering was not a “public offering” as defined in Section 4(2) due to the insubstantial number of persons involved in the transaction, the size of the offering and the manner of the offering and number of securities offered. We did not undertake an offering in which we sold a high number of securities to a high number of investors. In addition, Geronimo had the necessary investment intent as required by Section 4(2) since they agreed to and received share certificates bearing a legend stating that such securities are restricted pursuant to Rule 144 of the 1933 Securities Act. This restriction ensures that these securities would not be immediately redistributed into the market and therefore not be part of a “public offering.” Based on an analysis of the above factors, we have met the requirements to qualify for exemption under Section 4(2) of the Securities Act of 1933 for this transaction.

 The foregoing description of the Agreement is not intended to be complete and is qualified in its entirety by the complete text of the Agreement attached as an exhibit to this Current Report on Form 8-K.

Item 9.01 -Financial Statements and Exhibits

(a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

None

(b)  PRO FORMA FINANCIAL INFORMATION.

None

(d)  EXHIBITS

Exhibit Number	Description
10.1	Agreement for the Purchase of Partial Leaseholds between Geronimo Holding Corporation and American Standard Energy Corp. dated December 1, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

American Standard Energy Corp.

/s/ Scott Feldhacker
Scott Feldhacker Chief Executive Officer

Dated: December 6, 2010